U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported) October 6, 2004

SAN Holdings, Inc.
Exact Name of Registrant as Specified in its Charter

Colorado	84-0907969
(State of incorporation)	(I.R.S. Employer Identification No.)

Commission File Number 0-16423

9800 Mount Pyramid Court, Suite 130, Englewood, CO 80112
Address of Principal Executive Office, Including Zip Code

(303) 660-3933
Registrant’s Telephone Number, Including Area Code

900 West Castleton Road, Suite 210, Castle Rock, CO 80109
Former Address, if Changed Since Last Report

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

On October 6, 2004 SAN Holdings, Inc. issued a press release announcing certain preliminary results of operations for the quarter ended September 30, 2004. The press release is furnished as Exhibit 99.1 and incorporated by reference in this Current Report on Form 8-K.

Note: Information in this report, including the exhibit, furnished pursuant to Item 12 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is disclosed pursuant to Item 2.02.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: October 6, 2004	SAN HOLDINGS, INC. By: /s/ John Jenkins John Jenkins CEO